UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2020

ANDOVER NATIONAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55882	83-2216345
(State of Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

333 Avenue of the Americas, Suite 2000
Miami, FL	33131-2185
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 871-3333

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (the “SEC”) solely to remove Item 2.01 and Item 9.01 of the Current Report on Form 8-K (the “Original 8-K”) filed by Andover National Corporation (the “Company”) on February 3, 2020, reporting the acquisition (the “Acquisition”) by Potter’s Professional Lawn Care, LLC, an indirect subsidiary of the Company, of sixty percent (60%) of the right, title and interest in and to the property and assets of Potter’s Professional Lawn Care, Inc., a Florida corporation (the “Target”). The Acquisition was disclosed under Item 2.01 of the Original Form 8-K. Under Item 9.01 of the Original 8-K, the Company stated that (a) the historical financial statements of the Target required by Item 9.01(a) of Form 8-K would be filed as part of an amendment to the Original 8-K not later than 71 calendar days after the date the Original 8-K was required to be filed, and (b) as permitted by Item 9.01(b)(2) of Form 8-K, the Company would file the pro forma financial information required by Item 9.01(b) of Form 8-K as part of an amendment to the Original 8-K not later than 71 calendar days after the date the Original 8-K was required to be filed.

The Company has reviewed the Acquisition since the Original Form 8-K was filed, and the Company has determined that the Acquisition does not constitute a significant acquisition as defined in Instruction 4 of Item 2.01. Accordingly, the Company hereby removes (i) Item 2.01 from the Original 8-K to eliminate the incorporation by reference therein of information relating the Acquisition and (ii) Item 9.01 from the Original 8-K as the financial statements and pro forma financial information contemplated by Item 9.01 are not required to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDOVER NATIONAL CORPORATION

Date: April 20, 2020	By:	/s/ Jeffrey C. Piermont
	Name:	Jeffrey C. Piermont
	Title:	President and Chief Operating Officer